UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22760

Oppenheimer Diversified Alternatives Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2014

Item 1. Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index
1-Year	3.87%	-2.10%	3.96%
Since Inception (12/28/12)	0.65	-2.69	1.07

Effective November 28, 2014, the Fund will be renamed Oppenheimer Global Multi-Alternatives Fund.

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 3.87% during the reporting period. In comparison, the Fund underperformed the Barclays U.S. Aggregate Bond Index, which returned 3.96%. The Fund’s underperformance stemmed primarily from its investments in commodities this reporting period, which experienced declines in the third quarter of 2014 due to a variety of macroeconomic events.

During the reporting period, we adjusted our allocations in an effort to improve diversification, lower volatility and reduce equity beta. These adjustments included reducing exposure to real estate, master limited partnerships (“MLPs”), and gold miners by replacing our position in Oppenheimer Real Estate Fund (roughly 20% at the start of the period) with a smaller allocation in Oppenheimer Global Real Estate Fund (approximately 5% at period end) and reducing our exposure to Oppenheimer SteelPath Master MLP Fund,

LLC and Oppenheimer Gold & Special Minerals Fund. At the same time, we increased our exposure to senior bank loans through a position in Oppenheimer Master Loan Fund, LLC, event-linked bonds via Oppenheimer Master Event-Linked Bond Fund, LLC and certain quantitative-driven alternative investment strategies through Oppenheimer Global Multi Strategies Fund. We also reallocated some exposure in Oppenheimer Ultra-Short Duration Fund to Oppenheimer Institutional Money Market Fund. In addition, one of our underlying

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

funds, Oppenheimer Currency Opportunities Fund, was liquidated on August 1, 2014. However, we maintained our exposure to currencies through a Currency Opportunities strategy. This is a total return strategy focused on fundamental dislocations across currency markets. This strategy can be long and/or short currencies against the U.S. dollar. It has a go-anywhere mandate across currencies and seeks opportunities regardless of dollar bull or bear market cycles.

MARKET OVERVIEW

The global economy in general started 2014 with continued slow and steady growth throughout the developed world. However, the U.S. economy weakened in the first quarter due in part to cold weather effects across much of the country. The yield on the 10-Year U.S. Treasury fell in the first quarter, and the U.S. dollar remained somewhat weak, falling against 10 out of 16 currencies of the largest U.S. trading partners. Growth in the Eurozone remained anemic, and the outlook for China softened a bit on the back of weaker economic data. These developments resulted in heightened volatility across multiple asset classes to begin the year.

Economic data in the U.S. generally strengthened over the second half of the reporting period, with the economy finally regaining all of the jobs lost during the 2008 recession, and the U.S. stock market achieving record highs. The U.S. Department of Commerce later estimated that U.S. Gross Domestic Product (“GDP”) rebounded at a robust 4.6% annualized rate during the second quarter. Markets were also buoyed by additional stimulative monetary policies enacted by central banks throughout the world, including the European Central Bank (the “ECB”). Measures the ECB enacted included a benchmark interest rate cut and the introduction of a negative deposit rate to encourage banks to lend, among other measures. Beyond that, the ECB said it would prepare to purchase packages of loans from banks to allow for increased lending. In Japan, the Bank of Japan (the “BoJ”) also maintained highly accommodative monetary policies.

The third quarter of 2014 marked a continuation of the Fed’s tapering process with the 10-year Treasury yield rallying to end the reporting period at 2.49%, compared to 3.03% at the end of 2013. Economic growth in the U.S. remained largely on track while it slowed in other areas, including Europe, parts of both Latin America and parts of Asia Pacific. Interest rates in core Europe dropped significantly, and turned negative in many cases. The U.S. dollar rallied strongly against most major currencies, including the Russian ruble, Brazilian real, euro and Japanese yen. In many cases, the large move in currencies represented buying of the U.S. dollar due to relative U.S. economic stability compared to weakening growth prospects elsewhere. Europe was faced with persistent weakness, some of which was associated with the sanctions against Russia and elevated concerns about deflation. Other macroeconomic issues over the closing months of the period included geopolitical turmoil in the Middle East and falling commodity prices.

4      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

FUND REVIEW

During the reporting period, the strongest performing areas of the Fund included its exposure to Master Limited Partnerships (“MLPs”), quantitative-driven alternative investment strategies and global real estate through its investments in Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer Global Multi Strategies Fund and Oppenheimer Global Real Estate Fund, respectively.

Oppenheimer SteelPath Master MLP Fund, LLC invests in energy infrastructure MLPs, which may offer price appreciation as well as a steady stream of income. This underlying fund performed well and outperformed its benchmark, the Alerian MLP Index. Solid stock selection helped the underlying fund generate an attractive return. We believe investor interest in distributions remains strong in a low yield world, and MLPs are positioned to benefit from the infrastructure build out necessary to bring both shale oil and gas to market.

Oppenheimer Global Multi Strategies Fund seeks to benefit from quantitative-driven alternative investment strategies (Global Macro, Equity Market Neutral, Volatility, Fixed Income Alternatives). The underlying fund’s Equity Market Neutral and Global Macro strategies drove its performance this reporting period. Relative to its benchmarks, the underlying fund outperformed the Barclays Global Aggregate Bond Index, but underperformed the S&P 500 Index.

Oppenheimer Global Real Estate Fund invests primarily in real estate investment trusts (“REITs”), which are specially structured companies that provide tax-efficient exposure to income-producing commercial real estate. Commercial real estate has performed well as economic growth has remained subdued, employment has improved, central banks remain accommodative and the 10-year Treasury Note yield has rallied year to date in 2014. We have a pro-cyclical tilt to the real estate portfolio which we expect may perform well as global growth improves throughout the rest of 2014. Many investors remain interested in attractive yields, and we believe the combination of an improving global economy, falling unemployment, growing demand for commercial real estate, tight supply and accommodative monetary policies should be positive for the asset class. The underlying fund outperformed its benchmark, the FTSE EPRA/NAREIT Global Index, during the reporting period.

The primary detractor from performance this reporting period was the Fund’s investments in commodities through Oppenheimer Commodity Strategy Total Return Fund. This underlying fund invests in commodity futures, options, structured notes and other instruments that provide exposure to the commodities markets, as well as U.S. government securities and other fixed income securities. After rising in the first half of 2014,

5      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

the commodity market suffered in the third quarter of 2014 as a pickup in volatility caused large negative returns in agriculture and energy. Wheat, corn, and soybeans all sold off persistently on benign weather conditions. Oil markets shrugged off geopolitical tensions and tumbled on perceptions of weak global demand and slower growth in China.

FUND UPDATE & OUTLOOK

Effective November 28, 2014, the Fund will be renamed Oppenheimer Global Multi-Alternatives Fund. We believe the Fund’s new name better reflects the investment space for the Fund. The Fund will continue to employ a multi-alternative strategy that seeks to provide total returns with low sensitivity to traditional asset classes.

The strong bull market in U.S. equities over the last five years has given way to more measured returns year to date and intermittent spikes in volatility. Last year was all about concentrating capital in “risk on” strategies as greater equity exposure, higher beta and smaller market capitalizations generally led to better performance. This year we have seen increasing volatility across markets and a breakdown in correlation among markets. Thus we believe that diversifying risk, controlling volatility and managing the downside will be the winning strategy going forward. Because the Fund is comprised of a number of different alternative assets and strategies, with diversifying properties as well as the potential to generate attractive total returns, we believe it can play a particularly valuable role in investors’ portfolios given such an environment.

Mark Hamilton Portfolio Manager

Benjamin Rockmuller, CFA Portfolio Manager

Dokyoung Lee, CFA Portfolio Manager

6      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Top Holdings and Allocations

ASSET CLASS ALLOCATION
Alternative Funds	74.9%
Domestic Fixed Income Funds	18.5
Money Market Fund	6.6

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on the total market value of investment companies.

TOP TEN HOLDINGS
Oppenheimer Global Multi Strategies Fund, Cl. I	25.4%
Oppenheimer Master Loan Fund, LLC	14.7
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	13.5
Oppenheimer Master Event-Linked Bond Fund, LLC	9.7
Oppenheimer SteelPath Master MLP Fund, LLC	5.7
Oppenheimer Institutional Money Market Fund, Cl. E	5.3
Oppenheimer Global Real Estate Fund, Cl. I	5.1
United Mexican States Treasury Bills, 3.006%, 12/11/14	3.3
Japan Sr. Unsec. Bonds, 0.10%, 9/15/15	3.2
Federative Republic of Brazil Unsec. Bonds, 10.767%, 7/1/15	2.8

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

7      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/14

	Inception Date	1-Year	Since Inception
Class A (ODAAX)	12/28/12	3.87%	0.65%
Class C (ODACX)	12/28/12	2.86%	-0.45%
Class I (ODAIX)	12/28/12	4.28%	0.95%
Class R (ODANX)	12/28/12	3.47%	0.08%
Class Y (ODAYX)	12/28/12	4.08%	0.70%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/14

	Inception Date	1-Year	Since Inception
Class A (ODAAX)	12/28/12	-2.10%	-2.69%
Class C (ODACX)	12/28/12	1.86%	-0.45%
Class I (ODAIX)	12/28/12	4.28%	0.95%
Class R (ODANX)	12/28/12	2.47%	0.08%
Class Y (ODAYX)	12/28/12	4.08%	0.70%

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares.

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

8      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Actual	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During 6 Months Ended September 30, 2014
Class A	$ 1,000.00	$ 995.10	$ 3.21
Class C	1,000.00	990.00	7.81
Class I	1,000.00	997.00	1.10
Class R	1,000.00	993.00	5.01
Class Y	1,000.00	996.00	2.71

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.86	3.25
Class C	1,000.00	1,017.25	7.92
Class I	1,000.00	1,023.97	1.12
Class R	1,000.00	1,020.05	5.08
Class Y	1,000.00	1,022.36	2.74

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2014 are as follows:

Class	Expense Ratios
Class A	0.64%
Class C	1.56
Class I	0.22
Class R	1.00
Class Y	0.54

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

STATEMENT OF INVESTMENTS September 30, 2014

	Shares		Value
Investment Companies—79.4%[1]
Alternative Funds—59.4%
Oppenheimer Commodity Strategy Total Return Fund, Cl. I2		2,328,869	$6,567,410

Oppenheimer Global Multi Strategies Fund, Cl. I		466,616	12,379,324

Oppenheimer Global Real Estate Fund, Cl. I		237,806	2,496,966

Oppenheimer Gold & Special Minerals Fund, Cl. I2		531	8,423

Oppenheimer Master Event-Linked Bond Fund, LLC		330,668	4,758,863

Oppenheimer SteelPath Master MLP Fund, LLC		175,043	2,774,433

			28,985,419

Domestic Fixed Income Funds—14.7%
Oppenheimer Master Loan Fund, LLC		493,516	7,162,710

Oppenheimer Ultra-Short Duration Fund, Cl. Y		27	272

			7,162,982

Money Market Funds—5.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[3]		2,564,362	2,564,362

Total Investment Companies (Cost $38,908,621)			38,712,763

	Principal Amount
Foreign Government Obligations—16.1%
Brazil—2.8%
Federative Republic of Brazil Unsec. Bonds, 10.767%, 7/1/15	BRL	3,700,000	1,392,576

Japan—3.2%
Japan Sr. Unsec. Bonds, 0.10%, 9/15/15	JPY	170,000,000	1,550,704

Malaysia—3.4%
Federation of Malaysia Sr. Unsec. Bonds:
3.197%, 10/15/15	MYR	3,500,000	1,065,008
4.72%, 9/30/15	MYR	1,900,000	587,481

			1,652,489

Singapore—2.8%
Republic of Singapore Sr. Unsec. Bonds, 0.25%, 2/1/15	SGD	1,760,000	1,379,662

South Korea—2.2%
Republic of South Korea Treasury Bonds, 3.25%, 6/10/15	KRW	1,123,000,000	1,071,824

Spain—1.7%
Kingdom of Spain Sr. Unsec. Bonds, 4.40%, 1/31/15	EUR	630,000	807,458

Total Foreign Government Obligations (Cost $8,172,078)			7,854,713

Short-Term Note—3.3%
United Mexican States Treasury Bills, 3.006%, 12/11/14 (Cost $1,682,077)	MXN	22,000,000	1,628,545

12      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

		Exercise		Expiration
	Counterparty	Price		Date		Contracts	Value

Over-the-Counter Options Purchased—0.3%
CAD Currency Put	RBS	MXN	12.00	03/26/2015	CAD	3,000,000	$65,770

INR Currency Call	NOM	INR	62.50	03/26/2015	INR	260,500,000	41,159

NOK Currency Put	DEU	SEK	1.12	12/18/2014	NOK	10,000,000	16,287

NOK Currency Put	BOA	SEK	1.12	12/19/2014	NOK	10,000,000	16,468

Total Over-the-Counter Options Purchased (Cost $159,607)							139,684

Total Investments, at Value (Cost $48,922,383)						99.1%	48,335,705

Net Other Assets (Liabilities)						0.9	445,521

Net Assets						100.0%	$48,781,226

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended September 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2013	Gross Additions	Gross Reductions		Shares September 30, 2014

Oppenheimer Commodity Strategy Total Return Fund, Cl. I	1,018,788	1,426,235	116,154		2,328,869
Oppenheimer Currency Opportunities Fund, Cl. Ia	221,671	203,100	424,771		—
Oppenheimer Global Multi Strategies Fund, Cl. I	80,148	393,879	7,411		466,616
Oppenheimer Global Real Estate Fund, Cl. I	—	745,575	507,769		237,806
Oppenheimer Gold & Special Minerals Fund, Cl. I	164,982	157,307	321,758		531
Oppenheimer Institutional Money Market Fund, Cl. E	—	6,969,676	4,405,314		2,564,362
Oppenheimer Master Event-Linked Bond Fund, LLC	—	471,605	140,937		330,668
Oppenheimer Master Loan Fund, LLC	—	511,867	18,351		493,516
Oppenheimer Real Estate Fund, Cl. I	176,603	12,139	188,742		—
Oppenheimer SteelPath Master MLP Fund, LLC	358,190	253,573	436,720		175,043
Oppenheimer Ultra-Short Duration Fund, Cl. Y (formerly Oppenheimer Short Duration Fund, Cl. Y)	103,007	100,114	203,094		27

		Value	Income		Realized Gain (Loss)

Oppenheimer Commodity Strategy Total Return Fund, Cl. I		$6,567,410	$—		$(25,005)
Oppenheimer Currency Opportunities Fund, Cl. Ia		—	—		(5,720)
Oppenheimer Global Multi Strategies Fund, Cl. I		12,379,324	154,571		9,758
Oppenheimer Global Real Estate Fund, Cl. I		2,496,966	63,139		(13,799)
Oppenheimer Gold & Special Minerals Fund, Cl. I		8,423	—		(725,220)
Oppenheimer Institutional Money Market Fund, Cl. E		2,564,362	1,440		—
Oppenheimer Master Event-Linked Bond Fund, LLC		4,758,863	142,727	[b]	20,886 [b]
Oppenheimer Master Loan Fund, LLC		7,162,710	168,346	[c]	30,469 [c]

13      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

	Value	Income		Realized Gain (Loss)
Oppenheimer Real Estate Fund, Cl. I	$—	$—		$51,393
Oppenheimer Ultra-Short Duration Fund, Cl. Y (formerly
Oppenheimer Short Duration Fund, Cl. Y)	272	1,947		(5)
Oppenheimer SteelPath Master MLP Fund, LLC	2,774,433	184,612	[d]	584,653 [d]

Total	$38,712,763	$716,782		$(72,590)

a.	Oppenheimer Currency Opportunities Fund, Cl. I liquidated on August 1, 2014.
b.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.
c.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.
d.	Represents the amount allocated to the Fund from Oppenheimer SteelPath Master MLP Bond Fund, LLC.
2.	Non-income producing security.
3.	Rate shown is the 7-day yield as of September 30, 2014.

Forward Currency Exchange Contracts as of September 30, 2014
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	01/2015	MXN	3,500	USD	264	$—	$5,748
BAC	01/2015	USD	448	PLN	1,450	12,675	—
BAC	01/2015	USD	764	TWD	23,000	5,356	—
BOA	01/2015	CHF	55	USD	59	—	1,401
BOA	01/2015	INR	90,000	USD	1,451	—	26,220
BOA	01/2015	KRW	737,000	USD	719	—	23,602
BOA	01/2015	NOK	5,250	USD	823	—	8,934
BOA	01/2015	NZD	475	USD	396	—	28,990
BOA	01/2015	SEK	5,140	USD	746	—	33,559
BOA	01/2015	TWD	23,000	USD	773	—	14,568
BOA	07/2015	USD	1,503	BRL	3,695	99,832	—
BOA	01/2015	USD	848	CAD	915	33,118	—
BOA	01/2015	USD	590	CLP	331,000	41,509	—
BOA	01/2015	USD	33	CZK	700	613	—
BOA	01/2015 - 02/2015	USD	432	EUR	330	14,617	—
BOA	06/2015	USD	1,093	KRW	1,130,000	30,709	—
BOA	10/2015	USD	1,079	MYR	3,530	28,023	—
BOA	01/2015	USD	1,556	NZD	1,835	139,849	—
BOA	01/2015	USD	826	SEK	5,937	3,487	—
BOA	02/2015	USD	934	SGD	1,160	24,739	—
CITNA-B	01/2015	CAD	520	USD	474	—	11,181
CITNA-B	01/2015	CZK	35,200	USD	1,656	—	35,953
CITNA-B	01/2015	EUR	220	USD	284	—	6,128
CITNA-B	01/2015	NZD	210	USD	169	—	7,153
CITNA-B	01/2015	PLN	6,160	USD	1,979	—	127,967
CITNA-B	01/2015	USD	585	CAD	640	15,096	—
CITNA-B	01/2015	USD	1,687	CZK	34,500	99,001	—
CITNA-B	01/2015	USD	40	EUR	30	1,706	—
CITNA-B	01/2015	USD	73	NOK	460	1,302	—
CITNA-B	01/2015	USD	957	PLN	3,130	16,474	—
DEU	01/2015	NOK	5,000	USD	787	—	11,876
DEU	01/2015	PLN	2,200	USD	677	—	15,775
DEU	01/2015	SEK	14,910	USD	2,192	—	125,896
DEU	01/2015	USD	1,527	CHF	1,370	90,159	—

14      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
DEU	09/2015	USD	1,569	JPY	170,000	$11,057	$—
DEU	12/2014	USD	1,062	MXN	14,200	9,542	27
DEU	01/2015	USD	2,817	NOK	17,570	93,333	—
DEU	01/2015	USD	665	PLN	2,170	12,817	—
DEU	01/2015	USD	787	SEK	5,586	13,108	—
DEU	02/2015	USD	475	SGD	600	4,327	—
GSCO-OT	01/2015	USD	698	EUR	515	46,820	—
JPM	09/2015	USD	583	MYR	1,900	17,073	—
MSCO	01/2015	MXN	17,000	USD	1,285	—	28,516
MSCO	01/2015	NOK	4,603	USD	724	—	10,968
MSCO	01/2015	NZD	220	USD	180	—	10,522
MSCO	01/2015	USD	245	CLP	142,000	9,988	—
MSCO	01/2015	USD	457	MXN	6,100	6,310	—
MSCO	01/2015	USD	37	NZD	45	2,275	—
MSCO	01/2015	USD	729	SEK	5,175	12,452	—
NOM	01/2015	USD	1,309	INR	82,000	11,302	—
RBS	01/2015	CAD	717	USD	645	—	5,953
RBS	01/2015	CLP	473,000	USD	811	—	27,310
RBS	01/2015	INR	29,000	USD	471	—	11,733
RBS	01/2015	KRW	253,000	USD	245	—	6,119
RBS	01/2015	SEK	650	USD	92	—	1,692
RBS	01/2015	USD	36	CAD	40	745	—
RBS	01/2015	USD	44	CHF	40	1,809	—
RBS	01/2015 - 02/2015	USD	1,006	EUR	745	64,096	—
RBS	01/2015	USD	589	JPY	60,000	41,002	—
RBS	12/2014 - 01/2015	USD	1,231	MXN	16,445	14,215	—
RBS	01/2015	USD	61	NOK	380	2,309	—

Total Unrealized Appreciation and Depreciation						$1,032,845	$587,791

Over-the-Counter Options Written at September 30, 2014
Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value

CAD Currency Put	RBS	MXN	11.500	3/26/15	CAD	(3,000,000)	$18,331	$(21,553)

INR Currency Call	NOM	INR	60.000	3/26/15	INR	(250,000,000)	14,417	(9,750)

NOK Currency Put	BOA	SEK	1.096	12/19/14	NOK	(10,000,000)	4,778	(5,217)

NOK Currency Call	BOA	SEK	1.145	12/19/14	NOK	(10,000,000)	9,546	(5,473)

NOK Currency Put	DEU	SEK	1.096	12/18/14	NOK	(10,000,000)	9,354	(5,097)

NOK Currency Call	DEU	SEK	1.145	12/18/14	NOK	(10,000,000)	8,343	(5,369)

Total Over-the-Counter Options Written							$64,769	$(52,459)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.

15      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

STATEMENT OF INVESTMENTS Continued

Abbreviations (Continued)
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)

Currency abbreviations indicate amounts reporting in currencies
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CZK	Czech Koruna
EUR	Euro
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar

See accompanying Notes to Financial Statements.

16      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2014

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $10,013,762)	$9,622,942
Affiliated companies (cost $38,908,621)	38,712,763

48,335,705
Cash—foreign currencies (cost $1,611,202)	1,611,202
Unrealized appreciation on foreign currency exchange contracts	1,032,845
Receivables and other assets:
Shares of beneficial interest sold	163,780
Interest and dividends	64,166
Investments sold	26,727
Other	3,243

Total assets	51,237,668
Liabilities
Bank overdraft	72,638
Unrealized depreciation on foreign currency exchange contracts	587,791
Options written, at value (premiums received $64,769)	52,459
Payables and other liabilities:
Investments purchased	1,675,060
Shares of beneficial interest redeemed	41,091
Distribution and service plan fees	7,685
Shareholder communications	4,132
Trustees’ compensation	419
Other	15,167

Total liabilities	2,456,442
Net Assets	$48,781,226

Composition of Net Assets
Par value of shares of beneficial interest	$4,853
Additional paid-in capital	48,430,092
Accumulated net investment income	609,126
Accumulated net realized loss on investments and foreign currency transactions	(131,603)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(131,242)

Net Assets	$48,781,226

17      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $31,355,894 and
3,113,948 shares of beneficial interest outstanding)	$10.07
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.68
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,821,167 and 486,427 shares of beneficial interest outstanding)	$9.91
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,640 and 1,052 shares of beneficial interest outstanding)	$10.11
Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,542,611 and 154,318 shares of beneficial interest outstanding)	$10.00
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$11,050,914 and 1,096,864 shares of beneficial interest outstanding)	$10.08

See accompanying Notes to Financial Statements.

18      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2014

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$142,706
Dividends	21
Net expenses	(9,088)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	133,639
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	168,240
Dividends	106
Net expenses	(10,896)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	157,450
Net investment income allocated from Oppenheimer Steelpath Master MLP Fund, LLC:
Interest	87
Dividends	184,525
Net expenses	(30,614)

Net investment income allocated from Oppenheimer Steelpath Master MLP Fund, LLC	153,998

Total allocation of net investment income from master funds	445,087
Investment Income
Interest (net of foreign withholding taxes of $6)	50,970
Dividends from affiliated companies	221,097

Total investment income	272,067
Expenses
Distribution and service plan fees:
Class A	29,147
Class C	34,089
Class R2	5,045
Transfer and shareholder servicing agent fees:
Class A	42,647
Class C	8,294
Class I	4
Class R2	2,570
Class Y	17,630
Shareholder communications:
Class A	14,152
Class C	4,262
Class R2	1,057
Class Y	4,974
Legal, auditing and other professional fees	19,629
Trustees’ compensation	544
Custodian fees and expenses	463
Other	8,371

Total expenses	192,878
Less waivers and reimbursements of expenses	(35)

Net expenses	192,843
Net Investment Income	524,311

19      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from affiliated companies	$(708,598)
Foreign currency transactions	31,337
Net realized gain allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	20,886
Oppenheimer Master Loan Fund, LLC	30,469
Oppenheimer Steelpath Master MLP Fund, LLC	584,653

Net realized loss	(41,253)
Net change in unrealized appreciation/depreciation on:
Investments	391,363
Translation of assets and liabilities denominated in foreign currencies	83,622
Option contracts written	12,310
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(41,452)
Oppenheimer Master Loan Fund, LLC	(116,518)
Oppenheimer Steelpath Master MLP Fund, LLC	109,913

Net change in unrealized appreciation/depreciation	439,238
Net Increase in Net Assets Resulting from Operations	$922,296

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

20      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2014	Period Ended September 30, 2013[1]
Operations
Net investment income	$524,311	$62,005
Net realized loss	(41,253)	(54,370)
Net change in unrealized appreciation/depreciation	439,238	(570,480)

Net increase (decrease) in net assets resulting from operations	922,296	(562,845)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(9,506)	—
Class C	(1,360)	—
Class I	(5)	—
Class R2	(372)	—
Class Y	(513)	—

	(11,756)	—
Tax return of capital:
Class A	—	(60,578)
Class C	—	(1,085)
Class I	—	(50)
Class R2	—	(333)
Class Y	—	(2,518)

	—	(64,564)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	13,713,121	17,584,231
Class C	2,626,424	2,204,681
Class I	486	50
Class R2	883,089	656,800
Class Y	9,751,469	977,744

	26,974,589	21,423,506
Net Assets
Total increase	27,885,129	20,796,097
Beginning of period	20,896,097	100,000 [3]

End of period (including accumulated net investment income of $609,126 and $67,927, respectively)	$48,781,226	$20,896,097

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

3. Reflects the value of the Manager’s initial seed money invested on September 10, 2012.

See accompanying Notes to Financial Statements.

21      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

	Year Ended Period Ended
Class A	September 30, 2014	September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.70	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.17	0.05
Net realized and unrealized gain (loss)	0.21	(0.31)
Total from investment operations	0.38	(0.26)
Dividends and/or distributions to shareholders:
Distributions from net investment income	(0.01)	0.00
Tax return of capital	0.00	(0.04)
Total dividends and/or distributions to shareholders	(0.01)	(0.04)
Net asset value, end of period	$10.07	$9.70

Total Return, at Net Asset Value[3]	3.87%	(2.62)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,356	$17,126
Average net assets (in thousands)	$21,771	$13,540
Ratios to average net assets:[4,5]
Net investment income	1.66%	0.62%
Total expenses[6]	0.63%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.63%	0.99%
Portfolio turnover rate	107%	5%

1. For the period from December 28, 2012 (inception of offering) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the Master Funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	1.28%
Period Ended September 30, 2013	1.67%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

	Year Ended Period Ended
Class C	September 30, 2014	September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9 .64	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.06	(0.03)
Net realized and unrealized gain (loss)	0.22	(0.32)
Total from investment operations	0.28	(0.35)
Dividends and/or distributions to shareholders:
Distributions from net investment income	(0.01)	0.00
Tax return of capital	0.00	(0.01)
Total dividends and/or distributions to shareholders	(0.01)	(0.01)
Net asset value, end of period	$9.91	$9.64

Total Return, at Net Asset Value[3]	2.86%	(3.54)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,821	$2,145
Average net assets (in thousands)	$3,421	$1,131
Ratios to average net assets:[4,5]
Net investment income (loss)	0.65%	(0.47)%
Total expenses[6]	1.60%	2.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	2.20%
Portfolio turnover rate	107%	5%

1. For the period from December 28, 2012 (inception of offering) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the Master Funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	2.25%
Period Ended September 30, 2013	2.88%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS Continued

	Year Ended Period Ended
Class I	September 30, 2014	September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.70	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.19	0.06
Net realized and unrealized gain (loss)	0.23	(0.31)
Total from investment operations	0.42	(0.25)
Dividends and/or distributions to shareholders:
Distributions from net investment income	(0.01)	0.00
Tax return of capital	0.00	(0.05)
Total dividends and/or distributions to shareholders	(0.01)	(0.05)
Net asset value, end of period	$10.11	$9.70

Total Return, at Net Asset Value[3]	4.28%	(2.49)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11	$10
Average net assets (in thousands)	$10	$10
Ratios to average net assets:[4,5]
Net investment income	1.91%	0.79%
Total expenses[6]	0.26%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.26%	0.76%
Portfolio turnover rate	107%	5%

1. For the period from December 28, 2012 (inception of offering) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the Master Funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	0.91%
Period Ended September 30, 2013	1.44%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

	Year Ended Period Ended
Class R	September 30, 2014	September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.67	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.11	(0.00)[3]
Net realized and unrealized gain (loss)	0.23	(0.32)

Total from investment operations	0.34	(0.32)
Dividends and/or distributions to shareholders:
Distributions from net investment income	(0.01)	0.00
Tax return of capital	0.00	(0.01)

Total dividends and/or distributions to shareholders	(0.01)	(0.01)
Net asset value, end of period	$10.00	$9.67

Total Return, at Net Asset Value[4]	3.47%	(3.21)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,542	$651
Average net assets (in thousands)	$1,021	$298
Ratios to average net assets:[5,6]
Net investment income (loss)	1.12%	(0.05)%
Total expenses[7]	1.07%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.07%	1.77%
Portfolio turnover rate	107%	5%

1. For the period from December 28, 2012 (inception of offering) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s shares of the allocated expenses and/or net investment income from the Master Funds.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	1.72%
Period Ended September 30, 2013	2.51%

See accompanying Notes to Financial Statements.

25      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS Continued

	Year Ended Period Ended
Class Y	September 30, 2014	September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.69	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.17	0.04
Net realized and unrealized gain (loss)	0.23	(0.31)

Total from investment operations	0.40	(0.27)
Dividends and/or distributions to shareholders:
Distributions from net investment income	(0.01)	0.00
Tax return of capital	0.00	(0.04)

Total dividends and/or distributions to shareholders	(0.01)	(0.04)
Net asset value, end of period	$10.08	$9.69

Total Return, at Net Asset Value[3]	4.08%	(2.74)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,051	$964
Average net assets (in thousands)	$7,800	$450
Ratios to average net assets:[4,5]
Net investment income	1.64%	0.58%
Total expenses[6]	0.51%	1.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.51%	1.15%
Portfolio turnover rate	107%	5%

1. For the period from December 28, 2012 (inception of offering) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the Master Funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	1.16%
Period Ended September 30, 2013	1.83%

See accompanying Notes to Financial Statements.

26      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2014

1. Significant Accounting Policies

Oppenheimer Diversified Alternatives Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Master Limited Partnerships (“MLP”). The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer SteelPath Master MLP Fund, LLC (the “MLP Fund”). The MLP Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares.

The investment objective of Oppenheimer SteelPath Master MLP Fund, LLC is to seek total return. It emphasizes investments in energy infrastructure Master Limited Partnerships.

27      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

The Fund’s investment in the MLP Fund is included in the Statement of Investments. The Fund recognizes income and gain (loss) on its investment in the MLP Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding MLP Fund shares held, of the total net income (loss) earned and the net gain (loss) realized on investments sold by the MLP Fund. As a shareholder, the Fund is subject to its proportional share of the MLP Fund’s expenses, including its management fee.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund can redeem shares of the Master Funds daily at the net asset value per share.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S.

28      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

1. Significant Accounting Policies (Continued)

dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$722,726	$—	$—	$376,205

29      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

1. During the fiscal year ended September 30, 2014, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended September 30, 2013, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for September 30, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments[3]
$4,264	$28,644	$32,908

3. $4,639 was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the year ended September 30, 2014 and the period ended September 30, 2013 was as follows:

	Year Ended September 30, 2014	Period Ended September 30, 2013
Distributions paid from:
Ordinary income	$11,756	$—
Return of capital	—	64,564

Total	$11,756	$64,564

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$48,811,428
Federal tax cost of other investments	291,149

Total federal tax cost	$49,102,577

Gross unrealized appreciation	$3,020,392
Gross unrealized depreciation	(3,396,597)

Net unrealized depreciation	$(376,205)

30      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

1. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

31      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

32      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

2. Securities Valuation (Continued)

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of

33      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Investment Companies	$24,016,757	$14,696,006	$—	$38,712,763
Foreign Government Obligations	—	7,854,713	—	7,854,713
Short-Term Note	—	1,628,545	—	1,628,545
Over-the-Counter Options Purchased	—	139,684	—	139,684

Total Investments, at Value	24,016,757	24,318,948	—	48,335,705
Other Financial Instruments:
Foreign currency exchange contracts	—	1,032,845	—	1,032,845

Total Assets	$24,016,757	$25,351,793	$—	$49,368,550

34      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

2. Securities Valuation (Continued)

Liabilities Table
Other Financial Instruments:
Options written, at value	$—	$(52,459)	$—	$(52,459)
Foreign currency exchange contracts	—	(587,791)	—	(587,791)

Total Liabilities	$—	$(640,250)	$—	$(640,250)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

			Period Ended September 30,
	Year Ended September 30, 2014			2013[1,2]
	Shares	Amount	Shares	Amount
Class A
Sold	1,608,204	$16,299,892	1,844,788	$18,412,733
Dividends and/or distributions reinvested	977	9,460	6,260	60,131
Redeemed	(261,293)	(2,596,231)	(90,988)	(888,633)

Net increase	1,347,888	$13,713,121	1,760,060	$17,584,231

Class C
Sold	330,178	$3,281,986	257,929	$2,557,191
Dividends and/or distributions reinvested	141	1,355	110	1,048
Redeemed	(66,411)	(656,917)	(36,520)	(353,558)

Net increase	263,908	$2,626,424	221,519	$2,204,681

Class I
Sold	48	$500	—	$—
Dividends and/or distributions reinvested	1	5	5	50
Redeemed	(2)	(19)	—	—

Net increase	47	$486	5	$50

35      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Shares of Beneficial Interest (Continued)

			Period Ended September 30,
	Year Ended September 30, 2014			2013[1,2]
	Shares	Amount	Shares	Amount
Class R3
Sold	104,786	$1,061,791	72,271	$715,105
Dividends and/or distributions reinvested	38	370	35	333
Redeemed	(17,800)	(179,072)	(6,012)	(58,638)

Net increase	87,024	$883,089	66,294	$656,800

Class Y
Sold	1,070,915	$10,487,653	110,846	$1,101,857
Dividends and/or distributions reinvested	52	502	262	2,518
Redeemed	(73,548)	(736,686)	(12,663)	(126,631)

Net increase	997,419	$9,751,469	98,445	$977,744

1. For the period December 28, 2012 (commencement of operations) to September 30, 2013.

2. The Fund sold 6,000 shares of Class A at a value of $60,000 and 1,000 shares of Class C, Class I, Class N, and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on September 10, 2012.

3. Effective July 1, 2014, Class N shares were renamed Class R.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$48,543,608	$32,205,502

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the period ended September 30, 2014 was 0.65%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level. Under the sub-advisory agreement effective January 1, 2013, the Manager pays the Sub-Adviser a percentage of the indirect management fees (after all applicable waivers) from the Fund’s investments in the Underlying Funds.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be

36      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

5. Fees and Other Transactions with Affiliates (Continued)

calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

37      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
September 30, 2014	$25,618	$95	$1,461

Waivers and Reimbursements of Expenses. The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes C, R and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class. The limit was removed on January 28, 2014.

During the year ended September 30, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class R	$35

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to

38      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

39      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the year ended September 30, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $8,029,784 and $16,476,954, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

40      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended September 30, 2014, the Fund had an ending monthly average market value of $3,166 and $7,579 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

41      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

During the year ended September 30, 2014, the Fund had an ending monthly average market value of $1,584 and $2,451 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the year ended September 30, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of
September 30, 2013	–	$–	–	$–
Options written	270,000,000	32,306	23,000,000	32,463
Options closed or expired	–	–	–	–
Options exercised	–	–	–	–

Options outstanding as of September 30, 2014	270,000,000	$32,306	23,000,000	$32,463

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

42      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be

43      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO STATEMENT OF INVESTMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at September 30, 2014.

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$432,964	$(147,964)	$—	$—	$285,000
Barclays Bank plc	18,031	(5,748)	—	—	12,283
Citibank NA	133,579	(133,579)	—	—	—
Deutsche Bank AG	250,630	(164,040)	—	—	86,590
Goldman Sachs Bank USA	46,820	—	—	—	46,820
JPMorgan Chase Bank NA	17,073	—	—	—	17,073
Morgan Stanley Capital Services, Inc.	31,025	(31,025)	—	—	—
Nomura Global Financial Products, Inc.	52,461	(9,750)	—	—	42,711
Royal Bank of Scotland plc (The)	189,946	(74,360)	—	—	115,586

	$1,172,529	$(566,466)	$—	$—	$606,063

* OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at September 30, 2014.

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(147,964)	$147,964	$—	$—	$—
Barclays Bank plc	(5,748)	5,748	—	—	—
Citibank NA	(188,382)	133,579	—	—	(54,803)
Deutsche Bank AG	(164,040)	164,040	—	—	—
Morgan Stanley Capital Services, Inc.	(50,006)	31,025	—	—	(18,981)

44      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

		Gross Amounts Not Offset in the Statement of Assets & Liabilities (Continued)
Counterparty	Gross Amount of Liabilities in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Nomura Global Financial Products, Inc.	(9,750)	9,750	—	—	—
Royal Bank of Scotland plc (The)	(74,360)	74,360	—	—	—

	$(640,250)	$566,466	$—	$—	$(73,784)

* OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statements of investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of September 30, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$1,032,845	Unrealized depreciation on foreign currency exchange contracts	$587,791
Foreign exchange contracts	Investments, at value	139,684*	Options written, at value	52,459

Total		$1,172,529		$640,250

*Amounts relate to purchased option contracts and purchased swaption contracts.

The effective of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions

Foreign exchange contracts	$ 23,128

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Translation of assets and liabilities denominated in foreign currencies	Total

Foreign exchange contracts	$139,684	$12,310	$445,054	$597,048

*Includes purchased option contracts and purchased swaption contracts, if any.

45      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Suit”). OFI believes the California Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Suit, or whether any costs that OFI may bear in defending the California Suit might not be reimbursed by insurance, OFI believes the California Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

46      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Diversified Alternatives Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Diversified Alternatives Fund, including the statement of investments, as of September 30, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from December 28, 2012 (commencement of operations) to September 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Diversified Alternatives Fund as of September 30, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended and for the period from December 28, 2012 (commencement of operations) to September 30, 2013, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 19, 2014

47      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2014 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.22% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended September 30, 2014 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $3,544 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2014, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2014, the maximum amount allowable but not less than $267,923 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

48      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

49      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Mark Hamilton, Benjamin Rockmuller, and Dokyoung Lee, the portfolio managers for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund invests (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail funds in the Multialternative category. The Board noted that the Fund’s one-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load Multialternative funds with comparable asset levels and distribution features. The Fund’s total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding OFI Global’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee. The Fund currently does not charge a management fee.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

50      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

51      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

52      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES

The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2012) Year of Birth: 1943

Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2012) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977),

53      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

TRUSTEES AND OFFICERS Unaudited / Continued

David K. Downes, Continued

Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2012) Year of Birth: 1941

Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 52 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’)

54      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Edmund P. Giambastiani, Jr., Continued	financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.
Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959

Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007—2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2012) Year of Birth: 1942

Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2012) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Trustee (since 2012) Year of Birth: 1958

Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Peter I. Wold, Trustee (since 2012) Year of Birth: 1948

Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE

Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

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William F. Glavin, Jr., Trustee (since 2012) Year of Birth: 1958

Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Hamilton, Lee, Rockmuller, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Mark Hamilton Vice President (since 2012) Year of Birth: 1965	Chief Investment Officer, Asset Allocation of the Sub-Adviser (since April 2013) and a Senior Vice President of the Sub-Adviser (since April 2013). Mr. Hamilton served at AllianceBernstein L.P. (from 1994-2013), as an Investment

57      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Mark Hamilton Continued

Director of Dynamic Asset Allocation (from 2010-2013), Head of North American Blend Team (from 2009-2010), and Senior Portfolio Manager of Blend Strategies (from 2006-2010). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Dokyoung Lee, Vice President (since 2014) Year of Birth: 1965

Director of Research, Global Multi-Asset Group (since October 2013) and a Senior Vice President of the Sub-Adviser (since October 2013). Mr. Lee served at Alliance Bernstein L.P. (1994-2013): Director of Research for Strategic Asset Allocation (2011-2013), Director of Research for Blend Strategies (2008-2011), Head of Asia Pacific Blend Strategies (2005-2008), Head of Quantitative Research and Senior Portfolio Manager for Japan Value Equities (2001-2005), Portfolio Manager for Emerging Markets Value Equities (1997-2001), and Quantitative Analyst for US Value Equities (1994-1997). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Benjamin H. Rockmuller, Vice President (since 2014) Year of Birth: 1979

Vice President of the Sub-Adviser (since September 2010); Assistant Vice President of the Sub-Adviser (January 2010-August 2010); Portfolio Manager of the Sub-Adviser (since July 2010); Senior Analyst of the Sub-Adviser for the Global Debt Team (January 2010-July 2010); Intermediate Analyst of the Sub-Adviser for the Global Debt Team (January 2007-January 2010); Junior Analyst of the Sub-Adviser for the Global Debt Team (April 2004-January 2007) and Junior Analyst of the Sub-Adviser for the High Yield Team (June 2003-April 2004). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958

CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2012) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel

58      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Arthur S. Gabinet, Continued

(since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969

Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973

Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2012) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

59      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

60      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

61      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

62      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

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63      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

A Better Website for Investors. We redesigned the OppenheimerFunds investor site to help you find the information and services you need—quickly. Whether you want to review your account, download a form, explore a new fund, plan for retirement, save for higher education, or explore our market insights, it's all right there, easy to find and access from the home page. Visit **oppenheimerfunds.com/investors** to see how well the new site will work for you.

You can also visit our website for 24-hour access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hour automated information and automated transactions. Representatives are also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1132.001.0914 November 24, 2014

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $17,900 in fiscal 2014 and $17,600 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,042,959 in fiscal 2014 and $500,945 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $467,462 in fiscal 2014 and $653,930 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,510,421 in fiscal 2014 and $1,154,875 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.   Audit Committee of Listed Registrants

Not applicable.

Item 6.   Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.   Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)	(1) Exhibit attached hereto.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Diversified Alternatives Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	11/10/2014